UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELWARE

In re HANCOCK FABRICS, INC., *et al*.

Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a		Expected completion 4/29/16	
Schedule of Professional Fees Paid	MOR-1b	X		
Copies of bank statements				
Cash disbursements journals				
Statement of Operations	MOR-2	X		
Balance Sheet	MOR-3	X		
Status of Postpetition Taxes	MOR-4	X		
Copies of IRS Form 6123 or payment receipt				
Copies of tax returns filed during reporting period				
Summary of Unpaid Postpetition Debts	MOR-4	X		
Listing of aged accounts payable	MOR-4	X		
Accounts Receivable Reconciliation and Aging	MOR-5	X		
Debtor Questionnaire	MOR-5	X		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor — Date

Signature of Joint Debtor — Date

Signature of Authorized Individual* — Date: 4/20/16

Rebecca Flick
Printed Name of Authorized Individual

EVP/CFO/Treasurer/Corp Secy
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Date filed: 4/21/16
Docket No.: 535

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

(in $000s)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS	CURRENT MONTH	CUMULATIVE FILING TO DATE
	All Accounts[1]	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	2,953	2,953	3,905
RECEIPTS			
CASH SALES	7,437	7,437	12,886
ACCOUNTS RECEIVABLE	26,740	26,740	42,502
LOANS AND ADVANCES	0	0	0
SALE OF ASSETS	(0)	(0)	(0)
OTHER (ATTACH LIST)	213	213	326
TRANSFERS (FROM DIP ACCTS)	(0)	(0)	(0)
		0	0
TOTAL RECEIPTS	34,390	34,390	55,715
DISBURSEMENTS			
NET PAYROLL	3,611	3,611	6,284
PAYROLL TAXES	1,472	1,472	2,162
SALES, USE, & OTHER TAXES	1,680	1,680	3,166
INVENTORY PURCHASES	4,630	4,630	15,557
SECURED/ RENTAL/ LEASES	2,085	2,085	2,086
INSURANCE	605	605	1,112
ADMINISTRATIVE	1,860	1,860	2,300
SELLING	470	470	836
OTHER (ATTACH LIST)	1,394	1,394	2,715
NET LOAN PAYDOWN	13,184	13,184	15,762
OWNER DRAW *	0	0	0
TRANSFERS (TO DIP ACCTS)	(0)	(0)	(0)
PROFESSIONAL FEES [2]	2,059	2,059	3,349
U.S. TRUSTEE QUARTERLY FEES	(0)	(0)	(0)
COURT COSTS	0	0	0
TOTAL DISBURSEMENTS	33,051	33,051	55,329
NET CASH FLOW	1,339	1,339	387
(RECEIPTS LESS DISBURSEMENTS)			
CASH - END OF MONTH	4,292	4,292	4,292

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	$33,051
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$0
LESS: SALES PAID TO LIQUIDATOR	
LESS: DISBURSEMENTS MADE ON BEHALF OF LIQUIDATOR	($423)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$32,628

Note 1: The Debtor consolidates all cash accounts into one summary and, thus, is reporting its bank accounts on a consolidated basis. Bank reconciliations are shown individually on schedule MOR-1a.
Note 2: Represents amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

OTHER DISBURSEMENTS	AMOUNT
COMMON CARRIER	950
LIQUIDATOR CHARGES	444
Total Other Disbursements	1,394
OTHER CASH RECEIPTS	
Affinion (Promotional Income)	213
Total Other Cash Receipts	213

	(in $000s)							
	16-10296	16-10297	16-10299	16-10301	16-10302	16-10300	16-10298	
	Hancock Fabrics, Inc.	Hancock Fabrics, LLC	hancockfabrics.com, Inc.	HF Merchandising, Inc.	HF Resources, Inc.	HF Enterprises, Inc.	Hancock Fabrics of MI, Inc.	Total
Cash Beg Of Month	$ 1,629	$ 16	$ 3	$ 2	$ 972	$ 331	$ -	$ 2,953
Total Reciepts	$ 18,967	$ 192	$ 33	$ 27	$ 11,317	$ 3,855	$ -	$ 34,390
Total Disbursements	$ 17,996	$ 182	$ 31	$ 25	$ 10,737	$ 3,657	$ -	$ 32,628
Net Cash Flow	$ 972	$ 10	$ 2	$ 1	$ 580	$ 197	$ -	$ 1,762
Cash End of Month	$ 2,600	$ 26	$ 5	$ 4	$ 1,551	$ 528	$ -	$ 4,715

Note : Amounts were allocated to each entity based upon the entities assets as a percent of Total Company assets. (Entity Assets / Company Assets)

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

(in $000s)

Payee	Period Covered	Amount Approved	Payor	Check Number	Check Date	Amount Paid Fees	Amount Paid Expenses	Year-To-Date Fees	Year-To-Date Expenses
Case Professionals			HANCOCK FABRICS, INC., et al.	154304	2/12/2016			700	
Case Professionals			HANCOCK FABRICS, INC., et al.	133688	2/22/2016			295	
Case Professionals			HANCOCK FABRICS, INC., et al.	194375	2/26/2016			295	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/04/16	279		279	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/11/16	107		107	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/11/16	279		279	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/18/16	279		279	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/25/16	279		279	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16	729		729	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16	100		100	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16	7		7	
			Totals			2,059		3,349	

Note: Represents amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.	Case No. 16-10296 (BLS)
Debtor	Reporting Period: 02/28/16 - 04/02/16

STATEMENT OF OPERATIONS
(Income Statement)

(in $000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	34,829	56,554
Less: Returns and Allowances	0	0
Net Revenue	**$34,829**	**$56,554**
COST OF GOODS SOLD		
Beginning Inventory	93,950	95,238
Add: Purchases	9,173	19,269
Add: Cost of Labor	0	0
Add: Other Costs (attach schedule)	0	0
Less: Ending Inventory	(84,748)	(84,748)
Cost of Goods Sold	18,375	29,759
Gross Profit	16,454	26,795
OPERATING EXPENSES		
Advertising	660	1,052
Auto and Truck Expense	7	13
Bad Debts	2	(1)
Contributions	(0)	(0)
Employee Benefits Programs	133	402
Insider Compensation*	257	471
Insurance	136	471
Management Fees/Bonuses	51	51
Office Expense	88	142
Pension & Profit-Sharing Plans	171	308
Repairs and Maintenance	195	353
Rent and Lease Expense	2,054	4,045
Salaries/Commissions/Fees	4,096	7,181
Supplies	201	354
Taxes - Payroll	376	666
Taxes - Real Estate	391	759
Taxes - Other	27	60
Travel and Entertainment	117	174
Utilities	658	1,351
Other (attach schedule)	1,348	2,096
Total Operating Expenses Before Depreciation	**10,970**	**19,949**
Depreciation/Depletion/Amortization	390	682
Net Profit (Loss) Before Other Income & Expenses	**5,095**	**6,164**
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)	(73,342)	(73,421)
Interest Expense	10	3,865
Other Expense (attach schedule)	430	389
Net Profit (Loss) Before Reorganization Items	**77,996**	**75,331**
REORGANIZATION ITEMS		
Professional Fees [1]	2,059	3,349
U. S. Trustee Quarterly Fees	70	70
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	(0)	(0)
Gain (Loss) from Sale of Equipment	(0)	(0)
Other Reorganization Expenses (attach schedule)	(0)	(0)
Total Reorganization Expenses	**2,129**	**3,418**
Income Taxes	0	0
Net Profit (Loss)	**$75,868**	**$71,912**

*"Insider" is defined in 11 U.S.C. Section 101(31).

Note 1: Represents amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

STATEMENT OF OPERATIONS - continuation sheet

(in $000s)

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs		
	$0	$0
	$0	$0
	$0	$0
	$0	$0
Total Other Costs	$0	$0
Other Operational Expenses		
Discount on Credit Card Sales	$416	$755
Outside Services	$47	$229
Outside D/C Labor	$94	$184
Outside Service - Inventory	$55	$95
Miscellaneous Operating Expense	$26	$48
Professional Fees (Normal Course)	$693	$738
Recruiting Fees and Expenses	$14	$15
Over/Short	$4	$11
Outside Services - Remodel	$0	$10
GIFT CARD FEES	($1)	$9
Employee Relations and Trainin	$0	$1
Theft	$0	$0
Total Other Operational Expenses	$1,348	$2,096
Other Income		
Commission Income	($112)	($195)
Proceeds from Great American	($73,230)	($73,226)
Total Other Income	($73,342)	($73,421)
Other Expenses		
Non - Operating Expense	$431	$135
Commission Expense	($4)	$6
Gain or Loss on FA Disposition	$0	$3
Investor Relations	$1	$1
Stockholder Service	$1	$1
Check Authorization Fees	$1	$1
Transfer Agent Expense	$0	$0
Placeholder	($0)	($0)
Directors Fees	$0	($58)
Total Other Expenses	$430	$389
Other Reorganization Expenses		
	$0	$0
	$0	$0
Total Other Reorganization Expenses	$0	$0

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for th bankruptcy proceeding, should be reported as a reorganization item.
Note 1: Represents reversal of accrual from prior accounting period.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.
(in $000s)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	4,292	3,905
Restricted Cash and Cash Equivalents (see continuation sheet)	0	0
Accounts Receivable (Net)	5,215	898
Notes Receivable	0	0
Inventories	84,748	95,238
Prepaid Expenses	3,834	2,235
Professional Retainers [1]	1,231	1,231
Other Current Assets (attach schedule)	74,772	1,523
TOTAL CURRENT ASSETS	**$174,093**	**$105,031**
PROPERTY AND EQUIPMENT		
Real Property and Improvements	26,959	26,959
Machinery and Equipment	405	405
Furniture, Fixtures and Office Equipment	54,844	54,986
Leasehold Improvements	8,218	8,145
Vehicles	642	642
Less Accumulated Depreciation	(61,155)	(60,393)
TOTAL PROPERTY & EQUIPMENT	**$29,913**	**$30,744**
OTHER ASSETS		
Loans to Insiders*	0	0
Other Assets (attach schedule)	5,771	5,671
TOTAL OTHER ASSETS	**$5,771**	**$5,671**
TOTAL ASSETS	**$209,777**	**$141,446**

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END CURRENT REPORTING
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)		
Accounts Payable	2,474	0
Taxes Payable (refer to FORM MOR-4)	2,745	0
Wages Payable	449	0
Accrued Expenses (attach schedule)	5,157	0
Notes Payable	(0)	0
Rent / Leases - Building/Equipment	2,688	0
Secured Debt - WF/GA/DBT	44,846	0
Professional Fees	(0)	0
Amounts Due to Insiders*	(0)	0
Other Postpetition Liabilities (attach schedule)	0	0
TOTAL POSTPETITION LIABILITIES	**$58,359**	**$0**
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt - 1st Lien (Revolver)	0	55,125
Secured Debt - 2nd Lien (Term)	18,115	17,500
Secured Debt - 3rd Lien (Notes)	8,204	8,204
Priority Debt	3,705	6,875
Other Prepetition Liabilities (attach schedule)	59,186	63,397
Unsecured Debt	25,568	25,836
TOTAL PRE-PETITION LIABILITIES	**$114,778**	**$176,937**
TOTAL LIABILITIES	**$173,137**	**$176,937**
OWNER EQUITY		
Capital Stock	371	371
Additional Paid-In Capital	93,478	93,478
Partners' Capital Account	(0)	(0)
Owner's Equity Account	(0)	(0)
Retained Earnings - Pre-Petition	(129,120)	(129,339)
Retained Earnings - Postpetition	71,912	(0)
Adjustments to Owner Equity (attach schedule)	(0)	(0)
Postpetition Contributions (Distributions) (Draws) (attach schedule)	(0)	(0)
NET OWNER EQUITY	**$36,640**	**($35,491)**
TOTAL LIABILITIES AND OWNERS' EQUITY	**$209,777**	**$141,446**

*"Insider" is defined in 11 U.S.C. Section 101(31).
Note 1 - Reflects professional fee payments made prior to petition date.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

BALANCE SHEET - continuation sheet

(in $000s)

ASSETS		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets			
	Due from Liquidator	73,225	0
	A/R - Independents	5	2
	A/R - Miscellaneous	202	202
	Insurance Claims Receivable	631	735
	Employee Signing Bonus A/R	5	26
	A/R Volume Discounts	14	14
	A/R - Affinion Group	663	539
	Due from Pension Fund	27	4
Total Current Other Assets		74,772	1,523
Other Assets			
	Utility Deposits	405	222
	Work Comp Loss Fund	192	192
	G/L Loss Fund	30	30
	FSA Deposit-UHC	8	8
	ADP Aline Pay Card Deposit	6	8
	A/R Hirschberg Schutz	254	254
	Goodwill (Net)	2,880	2,880
	Deferred Charges	1,995	2,077
Total Other Assets		5,771	5,671

LIABILITIES AND OWNER EQUITY		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities			
		0	0
		0	0
		0	0
Total Other Postpetition Liabilities		0	0
Other Prepetition Liabilities			
	Pension Liabilities	41,677	41,600
	Post Retirement Benefits	3,071	3,062
	Workers Comp Reserves	2,517	2,655
	Accrued Rent Liability - ST	1,642	1,630
	Accrued Real Estate Taxes - LL	2,166	1,974
	Accrued Franchise Taxes	81	57
	Capital Lease Obligation	2,185	2,209
	Stepped Rent	1,988	1,975
	Unapplied Rent Credit	1,579	1,618
	Mdse Liability Reserves / Adjustments	464	4,824
	L/T Deferred Comp	1,046	1,070
	Accrued G/L Liability - ST	770	723
Total Other Prepetition Liabilities		59,186	63,397

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

BALANCE SHEET - continuation sheet

(in $000s)

Accrued Expenses - Detail			
	U. S. Trustee Quarterly Fees	70	0
	A/P In Transit Merchandise	2,423	0
	Holding-A/P Warehouse	979	0
	Due to Liquidator	423	0
	AP Utilities	273	0
	Employee Medical Ins.- HRA	265	0
	Accrued Int NP	171	0
	Accounts Payable Other	133	0
	Employee Medical Accrual-Blue Cross	120	0
	Gift Card Liability	119	0
	Workers Comp. Reserve	84	0
	Merchandise Credit Liability	67	0
	Other	30	
Total Accrued Expenses - Detail		5,157	0

Adjustments to Owner Equity			
		0	0
		0	0
		0	0
Total Adjustments to Owner Equity		0	0
Postpetition Contributions (Distributions) (Draws)			
		0	0
		0	0
		0	0
Total Postpetition Contributions (Distributions) (Draws)		0	0

Restricted Cash is cash that is restricted for a specific use and not available to fund operations.
Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.
(in $000s)

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal						
Withholding	151	382	433	3/3, 3/5, 3/6, 3/10, 3/12, 3/17, 3/20, 3/24, 3/31, 4/1, 4/4	EFT	100
FICA-Employee	100	320	395	3/3, 3/5, 3/6, 3/10, 3/12, 3/17, 3/20, 3/24, 3/31, 4/1, 4/2, 4/4	EFT	25
FICA-Employer	100	320	395	3/3, 3/5, 3/6, 3/10, 3/12, 3/17, 3/20, 3/24, 3/31, 4/1, 4/2, 4/5	EFT	25
Unemployment	0	53	53	3/5, 3/6, 3/12, 3/19, 3/20, 3/26, 4/2, 4/3	EFT	0
Income	0	0	0			0
Other:____________	0	0	0			0
Total Federal Taxes	**352**	**1,075**	**1,277**			**150**
State and Local						
Withholding	37	108	146	3/3, 3/4, 3/5, 3/6, 3/10, 3/17, 3/18, 3/19, 3/20, 3/24, 3/26, 3/31, 4/1, 4/3, 4/4	EFT	-1
Sales	1,119	2,520	1,670	3/20, 3/21, 4/1, 4/12	EFT	1,970
Excise	0	0	0			0
Unemployment	0	0	0		EFT	0
Real Property	256	259	0	3/1, 3/18, 4/1		515
Personal Property	57	62	7	4/1	EFT	112
Other:	0	0	0			0
Total State and Local	**1,469**	**2,949**	**1,824**			**2,595**
Total Taxes	**1,820**	**4,025**	**3,100**			**2,745**

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due				
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	0	2,474				2,474
Wages Payable		449				449
Taxes Payable		2,745				2,745
Rent/Leases-Building		2,688				2,688
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders*						0
Other:____________						0
Other:____________						0
Total Postpetition Debts	**0**	**8,357**	**0**	**0**	**0**	**8,357**

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in $000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	2,782
+ Amounts billed during the period	29,173
- Amounts collected during the period	(26,740)
Total Accounts Receivable at the end of the reporting period	**5,215**
Accounts Receivable Aging	**Amount**
0 - 30 days old	5,215
31 - 60 days old	0
61 - 90 days old	0
91+ days old	0
Total Accounts Receivable	**5,215**
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	**5,215**

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X	
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X	

Note 1: GOB sale approved as part of the financing Order.

Bank Accounts Opened in March
Hancock Fabrics, Inc. - DIP - TX Ad Valorem 4163676034
Hancock Fabrics, Inc. - DIP - Utility Deposits 4163676042